                                            SCHEDULE 14A INFORMATION

                          Proxy Statement Pursuant to Section 14(a) of the Securities
                                              Exchange Act of 1934

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[_] Soliciting Material Pursuant to § 240.14a-12

                                          The Phoenix Companies, Inc.

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[logo]PHOENIX

      The Phoenix Companies, Inc.

      One American Row
      Hartford, CT  06102

                                                                  March 22, 2004

Dear Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders to be held on Thursday, April 29,
2004 at 10:00 a.m. at our offices at 10 Krey Boulevard, East Greenbush, New York.

   The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, I will also report on the progress of the Company during the past year and answer shareholders' questions.

   It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the
Annual Meeting, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the postage-paid envelope provided or vote by proxy using the telephone or through the Internet as promptly as possible. Your vote is important.

   Thank you.

                                                                Yours truly,

                                                                /s/Dona D. Young

                                                                Dona D. Young
                                                                Chairman, President and Chief Executive Officer

                                          THE PHOENIX COMPANIES, INC.

                                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                           --------------------------

                                                                                    One American Row
                                                                                    Hartford, Connecticut 06102
                                                                                    March 22, 2004

To the Shareholders of
THE PHOENIX COMPANIES, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of THE PHOENIX COMPANIES, INC. will be held at our offices at 10 Krey Boulevard, East Greenbush, New York, on Thursday, April 29, 2004 at 10:00 a.m.
Eastern time for the purpose of considering and acting upon the following matters:

     1.  election of four directors to serve until the 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

     2.  ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending December 31, 2004; and

     3.  consideration of such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record as of the close of business on March 5, 2004 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

                                                                By order of the Board of Directors,

                                                                /s/John H. Beers

                                                                John H. Beers
                                                                Secretary

                                                PROXY STATEMENT

                                               TABLE OF CONTENTS

                                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                PROXY STATEMENT

                                          THE PHOENIX COMPANIES, INC.
                                         ANNUAL MEETING OF SHAREHOLDERS
                                                 April 29, 2004

                                               VOTING PROCEDURES

General Information

     This proxy statement is being furnished to the shareholders of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), in connection with the Annual Meeting of Shareholders to be held on Thursday,
April 29, 2004, at 10:00 a.m. Eastern time, at our offices at 10 Krey Boulevard, East Greenbush, New York
12144, and at any adjournment thereof (the "Annual Meeting"). The notice of meeting, this proxy statement and the accompanying proxy are first being sent to shareholders on or about March 22, 2004.

Voting Rights

     Only shareholders of record on March 5, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 94,546,580 shares of the Company's Common Stock (the
"Common Stock") outstanding. Each shareholder is entitled to one vote for each share of Common Stock registered in that person's name on the books of the Company as of the Record Date.

     A plurality of the votes validly cast is required for the election of directors. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. No votes may be taken at the meeting, other than a vote to adjourn, unless a quorum has been constituted consisting of the representation of one-third of the outstanding shares as of the Record Date. Proxies marked as abstaining and proxies containing broker non-votes on any matter to be acted upon by shareholders will be treated as present at the meeting for the purpose of determining a quorum. Broker non-votes and abstentions as to particular matters will not, however, be counted as shares voting on such matters. Votes will be tabulated under the supervision of persons designated by the
Board of Directors, or Board, as inspectors.

Voting of Proxies

     Your proxy in the form enclosed is solicited by the Board of Directors of the Company for use at the
Annual Meeting and all valid proxies will be voted. Except as noted above or to the extent shareholders give contrary instructions in the places provided in the proxy, it is the intention of the persons named in the proxy to vote "for" each of the nominees for the Board of Directors and "for" the other proposal set forth in the notice of meeting. A proxy may be revoked at any time prior to its use. Such revocation may be made in person at the Annual Meeting, by a notice in writing delivered to the Secretary of the Company or by a proxy bearing a later date.

     Subject to the limitations described below, shareholders may vote by proxy as follows: (i) by using the accompanying proxy card; (ii) by telephone; or (iii) through the Internet. When voting to elect directors, you may use any of these methods: (a) vote for all of the director nominees as a group; (b) vote for all of the director nominees as a group, except those nominees whose names you specify; or (c) withhold your vote from all nominees as a group. As to the other proposal, you may vote "for" or "against" the item or "abstain" from voting. If you properly vote by proxy but do not specify any choices, you will thereby confer authority upon the persons named as proxies to vote your shares at their discretion. A proxy also confers discretionary authority on these individuals to vote your shares of Common Stock on any matter that was not known on the date of this proxy statement but is properly presented at the Annual Meeting, including voting on the nomination or election of any substitute nominees selected by the Board of Directors in the event any nominees are unable or decline to serve.

     The expense of proxy solicitation will be borne by the Company. Depending upon the response to the initial solicitation, proxies may be solicited in person or by mail, telephone, electronic mail or facsimile by employees of the Company. Georgeson Shareholder Communications Inc. has been retained by the Company to assist in solicitation at a total estimated cost of $5,500, plus reimbursement of certain out-of-pocket expenses. The
Company will, upon request, also reimburse banks, brokers and other nominees for providing proxy materials to beneficial owners.

                                                       1

Voting by Proxy Card

     Any shareholder holding shares as of the Record Date may vote by proxy by using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares of Common Stock represented by the proxy will be voted as you specify on the proxy card.

Voting by Telephone or Through the Internet

     If you are a registered shareholder (that is, you own Common Stock in your own name and not through a broker, nominee or in some other "street name" capacity), you may vote by proxy via the telephone or Internet.
Please see the accompanying proxy card for instructions on how to access the telephone and Internet voting systems. If you hold shares of Common Stock in "street name", your broker or other nominee will advise you whether you may vote by telephone or through the Internet.

Voting Shares Held in Company Plans

     Shares of Common Stock held in The Phoenix Companies, Inc. Savings and Investment Plan, The Phoenix
Companies, Inc. Agent Savings and Investment Plan and The Phoenix Companies, Inc. Agent Pension Plan are held of record and are voted by the trustee of these plans. Participants in these plans may direct the trustee how to vote shares allocated to their accounts by voting in the manner specified by such trustee. The trustee of these plans will vote shares as to which it has not received direction as may be specified by the trustee and the applicable plan.

Electronic Delivery of Future Annual Meeting Materials

     The Company offers its shareholders the opportunity to receive future proxy materials and annual reports electronically. Simply log on to the Web site www.econsent.com/pnx and follow the instructions. (All URLs referred to in this proxy statement are intended to be inactive textual references only. They are not intended to be active hyperlinks to any Web site. The information on any Web site which might be accessible through a hyperlink resulting from this or any other URL referenced in this proxy statement is not intended to be part of this proxy statement and is not incorporated herein by reference.) Electronic delivery could save the Company a significant portion of the costs associated with printing and mailing its annual meeting materials, and the
Company hopes that shareholders find this service convenient and useful. By providing the appropriate information when you vote by proxy via the Internet, you can consent to receive future proxy materials and/or annual reports electronically. If you consent and the Company elects to deliver future proxy materials and/or annual reports to you electronically, then the Company will send you a notice by electronic mail explaining how to access these materials, but will not send you paper copies of these materials unless you request them. The
Company may also choose to send one or more items to you in paper form despite your consent to receive them electronically. If you consent to electronic delivery, you will be responsible for your usual Internet charges
(e.g. on-line fees) in connection with the electronic delivery of the proxy materials and annual report. Your consent will be effective until you revoke it by terminating your registration at the Web site
www.econsent.com/pnx.

                                                 *      *      *

     Your vote is important and the Board of Directors urges you to exercise your right to vote. Whether or not you plan to attend the Annual Meeting, you can assure that your shares are voted properly by returning the enclosed proxy card or by voting by proxy using the telephone or through the Internet.

                                                       2

                                           OWNERSHIP OF COMMON STOCK

Directors and Executive Officers

     On June 25, 2001, Phoenix Home Life Mutual Insurance Company ("Phoenix Life") demutualized, becoming a subsidiary of the Company. Under New York Insurance Law, all officers and directors of the Company, as well as certain of their family members, were prohibited until June 25, 2003, the second anniversary of Phoenix Life's demutualization, from acquiring shares of Common Stock, other than any they may have acquired as a result of the demutualization. Other limitations1 continue to apply until June 25, 2006. To facilitate stock ownership by its directors and employees, the Company has adopted certain permitted equity-based compensation plans and, in
2003, adopted ownership and retention guidelines for directors and senior officers.

     These guidelines call for senior officers to attain ownership of Common Stock in amounts equal to specified multiples of salary. For purposes of these guidelines and those applicable to directors, restricted stock units, or RSUs, will be counted as "stock". The multiples range from five times salary at the CEO level to one times salary for eligible vice presidents. Instead of a fixed time frame for attaining these levels of ownership, the committee established retention requirements for equity received from stock-based benefit and compensation plans. The required retention ratios range from 75% at the CEO level to 25% for vice presidents.
When the specific thresholds of ownership are met, the retention ratios for future grants are reduced. Senior officers are required to retain these awards for six months after retirement or termination from the Company.
These retention ratios apply to all shares and RSUs awarded after June 5, 2003.

     The share ownership guidelines for directors call for each director to accumulate $150,000 worth of our
Common Stock within five years and to hold such stock until the end of his or her service as a director of the
Company or June 25, 2006 if service ends before that date.

     The table on the next page shows with respect, individually, to each director and nominee for director of the Company, and each of the five executive officers of the Company named in the Summary Compensation Table on page 13 of this proxy statement (the "named executive officers"), and with respect to a group composed of those individuals, plus our other executive officers: (i) the total number of shares of Common Stock beneficially owned; and (ii) the percent of the Common Stock so owned. Unless otherwise indicated in a footnote, each person listed in the table owns the shares shown below directly with sole voting and investment power.

     In addition to the information described in the preceding paragraph, which is required by federal securities law to be disclosed in the table below, information is provided concerning those RSUs whose conversion into shares is not contingent upon any performance-based criteria. (For information about RSUs subject to such criteria, see Long-Term Incentive Plan on page 16 and Employment-Related Agreements, beginning on page 17). Since neither the directors nor the officers have power to vote the shares underlying their RSUs or power to sell, transfer or encumber their RSUs (except in some cases, for transfers to immediate family members or to a trust for those members' benefit), no RSU is counted, for purposes of this table, as a "Share
Beneficially Owned". Each RSU is convertible into one share of our Common Stock, generally on the later of June
26, 2006 or 15 days after the holder ceases to be an officer or director. (For a discussion of RSUs of Mrs.
Young and Mr. Geraci, which have different vesting and conversion terms, see Employment-Related Agreements, beginning on page 17).

-------------------------------------

1    Directors, officers and their family members are prohibited until June 25, 2006, the fifth anniversary of
     Phoenix Life's demutualization, from acquiring shares of Common Stock except: (a) as consideration to eligible policyholders pursuant to Phoenix Life's plan of reorganization; (b) through acquisitions on or after June 25, 2003 from a registered broker or dealer at then quoted prices; or (c) pursuant to a stock option plan approved by the Superintendent of Insurance for the State of New York.

                                                       3

---------------------------------------------------------------------------------------------------------------
                               Shares
        Name of             Beneficially          Percent of             Restricted
    Beneficial Owner           Owned(1)           Common Stock           Stock Units(2)             Total(3)
---------------------------------------------------------------------------------------------------------------
Sal H. Alfiero                145,053                 *                     4,892                149,945
---------------------------------------------------------------------------------------------------------------
Jean S. Blackwell                --                   *                      --                     --
---------------------------------------------------------------------------------------------------------------
Peter C. Browning               8,141                 *                     1,921                 10,062
---------------------------------------------------------------------------------------------------------------
Arthur P. Byrne                18,029                 *                    15,210                 33,239
---------------------------------------------------------------------------------------------------------------
Sanford Cloud Jr.               5,000                 *                     1,921                  6,921
---------------------------------------------------------------------------------------------------------------
Richard N. Cooper                  71                 *                     1,921                  1,992
---------------------------------------------------------------------------------------------------------------
Gordon J. Davis                    18                 *                     1,921                  1,939
---------------------------------------------------------------------------------------------------------------
Daniel T. Geraci                1,067(4)               *                   255,004(5)              256,071
---------------------------------------------------------------------------------------------------------------
Michael Gilotti                45,217(6)               *                      --                   45,217
---------------------------------------------------------------------------------------------------------------
Ann Maynard Gray                 --                   *                     3,146                  3,146
---------------------------------------------------------------------------------------------------------------
John E. Haire                   6,519(7)               *                     8,193                 14,712
---------------------------------------------------------------------------------------------------------------
Michael E. Haylon              25,349(8)               *                      --                   25,349
---------------------------------------------------------------------------------------------------------------
Jerry J. Jasinowski                47                 *                    10,794                 10,841
---------------------------------------------------------------------------------------------------------------
Thomas S. Johnson              15,044                 *                     1,921                 16,965
---------------------------------------------------------------------------------------------------------------
Marilyn E. LaMarche               130                 *                      --                      130
---------------------------------------------------------------------------------------------------------------
Coleman D. Ross                14,204(9)               *                      --                   14,204(9)
---------------------------------------------------------------------------------------------------------------
Robert G. Wilson                 --                   *                      --                     --
---------------------------------------------------------------------------------------------------------------
Dona D. Young                  30,183(10)              *                   477,058(11)             507,241
---------------------------------------------------------------------------------------------------------------
All directors, the
director nominee and          331,202(12)              *                   783,902              1,115,104
all executive
officers as a group
(21 persons)
---------------------------------------------------------------------------------------------------------------

* Less than one percent.

(1)   As of March 1, 2004 for all except as provided in Note 9. In the case of the named executive officers, the figures include share equivalents held in the Common Stock Fund through the Company's Savings and
      Investment Plan. All holdings are rounded to the nearest whole numbers.
(2)   As of March 1, 2004; rounded to the nearest whole numbers.
(3)   The figures in this column represent the sums of the total shares beneficially owned as of March 1, 2004, plus the shares into which the RSUs will be converted if the applicable conditions for vesting and issuance are met.
(4)   Includes share equivalents held in the Common Stock Fund through the Company's Savings and Investment
      Plan that equate to 87 shares.
(5)   These RSUs will vest on May 12, 2006 or such earlier time as provided in Mr. Geraci's Change in Control
      Agreement, which is discussed beginning on page 18.
(6)   Includes share equivalents held in the Common Stock Fund through the Company's Savings and Investment
      Plan that equate to 917 shares.
(7)   Includes 1,000 shares held by Mr. Haire in custody for his two minor children.
(8)   Includes share equivalents held in the Common Stock Fund through the Company's Savings and Investment
      Plan that equate to 298 shares.
(9)   Share ownership is as of December 31, 2003, Mr. Ross' last day of employment with the Company. On that date, Shares Beneficially Owned included share equivalents held by Mr. Ross in the Common Stock Fund through the Company's Savings and Investment Plan, which, upon distribution to Mr. Ross, equated to 4,204 shares.
(10)  Includes: (a) 556 shares of Common Stock held by a trust of which Mrs. Young is the sole trustee; (b) 18 shares of Common Stock held by a trust of which Mrs. Young's husband is a trustee and with respect to which she disclaims beneficial ownership; and (c) share equivalents held in the Common Stock Fund through the Company's Savings and Investment Plan that equate to 28,356 shares.
(11)  394,737 of these RSUs will vest on January 1, 2006 or such earlier time as provided in Mrs. Young's
      Executive Employment Agreement, which is discussed beginning on page 17. While all of her remaining RSUs
      (82,321) are vested, until such time as they are converted into Common Stock, Mrs. Young does not have beneficial ownership of the underlying shares. Mrs. Young elected to receive the latter RSUs instead of a cash award to which she was entitled under the Company's 1997-1999 Long-Term Incentive Plan, or LTIP.
      (The payment of that award had been mandatorily deferred until 2003.) Pursuant to the terms of her elected deferral, these RSUs will be convertible into the underlying shares, without consideration, on the later of: (a) the 15th business day after termination of Mrs. Young's employment (or, if such day is not a business day, the next business day); or (b) June 26, 2006.

                                                       4

(12)  Includes: (a) 1,593 shares of Common Stock whose ownership is indirect either because the shares are held in trust or because they are held by or on behalf of family members; (b) 18 shares of Common Stock with respect to which beneficial ownership is disclaimed; and (c) share equivalents held in the Common Stock
      Fund through the Company's Savings and Investment Plan that equate to 45,140 shares.

Five Percent Shareholders

     The following table sets forth information regarding the beneficial ownership of our Common Stock as of
December 31, 2003 by the only person known to us to be the beneficial owner of more than 5 percent of our
Common Stock. We have determined beneficial ownership in accordance with the rules of the Securities and
Exchange Commission ("SEC"). Except as otherwise indicated in the footnote to the table, we believe, based on the information available to us, that the person named in the table has sole voting and investment power with respect to all shares of Common Stock that it beneficially owns.
                                                                Amount and Nature             Percent of
                                                                  of Beneficial                 Common
Name and Address of Beneficial Owner                                Ownership                    Stock

State Farm Mutual Automobile Insurance Company                     5,917,663 (1)                   6.2%
One State Farm Plaza
Bloomington, IL  61710
---------------------------

(1)  Includes 5,145,000 shares of Common Stock currently owned by State Farm Mutual Automobile Insurance
     Company ("State Farm"), plus 21,573 shares acquired by a variable product separate account for which a
     State Farm subsidiary is the investment adviser and 751,090 shares issuable upon early termination of our
     Equity Units owned by State Farm. On December 31, 2003, the 5.1 million shares currently owned directly by
     State Farm constituted less than 5.4 percent of the total outstanding shares of Common Stock. (The calculation of the percentage in the table is premised, pursuant to applicable rules, on the assumption that no purchase contracts underlying the Equity Units are terminated early other than State Farm's. If purchase contracts underlying all Equity Units had settled on December 31, 2003, the total shares beneficially owned by State Farm would have represented less than 5.3 percent of the total outstanding shares of Common Stock.)

                                       PROPOSAL 1: ELECTION OF DIRECTORS

Background

     The Board of Directors consists of three classes of directors:

         •    one class to hold office for a term expiring at the Annual Meeting of Shareholders being held on
              April 29, 2004;
         •    another class to hold office for a term expiring at the Annual Meeting of Shareholders being held in 2005; and
         •    another class to hold office for a term expiring at the Annual Meeting of Shareholders being held in 2006.

The members of each class hold office until their respective successors are duly elected and qualified. At each
Annual Meeting of Shareholders of the Company, the successors to the class of directors whose terms expire at the meeting are elected to hold office for terms expiring at the Annual Meeting of Shareholders held in the third year following their election.

     It is the Company's policy that all of its directors should attend the Annual Meeting of Shareholders if reasonably possible. In 2003, all of the Company's directors other than one who was retiring on the date of the
Annual Meeting, or 16 directors, attended that meeting.

                                                       5

Director Nomination Process

     When a vacancy in the Board of Directors occurs or is anticipated, the Nominating and Corporate Governance
Committee (discussed on page 11) is responsible for proposing qualified candidates to the Board. In fulfilling its responsibilities to identify potential candidates for election to the Board, the committee looks to its members and to other directors for recommendations. It may also retain a search firm and will consider individuals recommended by shareholders. Shareholders can submit their recommendation to the committee in care of the Company's Secretary either by mail to: Corporate Secretary, The Phoenix Companies, Inc., One American
Row, P.O. Box 5056, Hartford, CT 06102-5056, or by e-mail to: corporate.secretary@phoenixwm.com. Provided a shareholder's submission complies with the requirements referenced in Shareholder Communications (on page 24), the Secretary will forward it to the committee for consideration. If a vacancy in the Board exists or is anticipated, the committee will evaluate all proposed nominees in light of the standards below, as well as others deemed relevant. Following its evaluation of all proposed nominees and consultation with the Chief
Executive Officer, the committee will recommend to the Board the individual(s) it considers most qualified to be nominated to run for election to the Board. The Board will make the final determination as to the individual(s) who will be nominated to run for election to the Board.

     In considering candidates for nomination to the Board of Directors, the committee seeks individuals with strong intellectual ability, breadth of experience, demonstrated professional achievement, diverse backgrounds and the highest integrity. Such individuals should also be able and willing to devote significant attention to the Company's needs through regular attendance at meetings, preparation for meetings and availability for regular consultation between meetings.

     In addition to the factors in the preceding paragraph, the committee may consider search-specific criteria in assessing candidates. For example, the committee may conclude that particular areas of expertise are important with respect to a given vacancy either because expertise is being lost due to the retirement of a director or because of new needs of the Company, such as those arising out of changes in business focus or in the industries or the regulatory environments in which the Company operates. Absent special circumstances, the committee generally will not recommend a candidate if election of such candidate would require an increase in the number of authorized directors beyond the current level of thirteen.

Nominees for Election

     Mr. Wilson, who will have reached age 70 prior to the 2004 Annual Meeting, is retiring as a director effective on the date of that meeting, as required by the applicable guidelines established by the Board of
Directors. Ms. Blackwell has been chosen by the Board of Directors to run for election to fill the vacancy created by Mr. Wilson's retirement. She was brought to the attention of the Nominating and Corporate Governance
Committee by a third-party search firm. The committee retained such firm to identify potential candidates and to help the committee evaluate all candidates, including those independently identified by the committee or by other directors, through submission of a written report to the committee on all candidates. The committee then narrowed the list to those they wished to interview and to have the Company's Chairman interview. Following those interviews, the committee recommended Ms. Blackwell to the Board as its preferred candidate and the Board accepted that recommendation.

     At the Annual Meeting on April 29, 2004, four directors are to be elected to hold office until the 2007
Annual Meeting of Shareholders and until their successors are duly elected and qualified. All of the nominees except Ms. Blackwell are presently directors of the Company. The affirmative vote of the holders of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to elect directors. It is intended that, in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxy for the election of the nominees named below. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees. The Company now knows of no reason, however, to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected.

                                                       6

The following persons are nominees for election as directors of the Company for terms to expire in 2007; the
Board of Directors recommends that shareholders vote FOR each of them:

---------------------------------------------------------------------------------------------------------------
      Name/Age (1)          Service as Director (2)              Business Experience/Other Directorships
---------------------------------------------------------------------------------------------------------------
Jean S. Blackwell,                   none            Since February 2003, Vice President, Chief Financial
age 49                          (new nominee)        Officer and Chief of Staff of Cummins Inc., and from 1997
                                                     to 2003, Vice President; partner of Bose McKinney & Evans
                                                     LLP from 1995 to 1997 and from 1985 to 1991 and associate
                                                     from 1989 to 1991; Indiana State Lottery Director from
                                                     1991 to January 1, 1993; State of Indiana Budget Director
                                                     from 1993 to 1995
---------------------------------------------------------------------------------------------------------------
Arthur P. Byrne,                 since 2000          Since 2002, operating partner of JW Childs Associates, a
age 58                     (since 1997 for PLIC)     private equity fund based in Boston, Massachusetts;
                                                     President, Chief Executive Officer and Chairman of The
                                                     Wiremold Company from 1991 to 2002
---------------------------------------------------------------------------------------------------------------
Ann Maynard Gray,                since 2002          President of the Diversified Publishing Group of Capital
age 58                                               Cities/ABC, Inc. from 1991 to 1998; currently a director
                                                     of Duke Energy Corporation and Elan Corporation PLC and a
                                                     trustee for J.P. Morgan Funds
---------------------------------------------------------------------------------------------------------------
Dona D. Young,                   since 2000          Chairman of the Company and PLIC since April 2003, Chief
age 50                      (since 1998 for PLIC)    Executive Officer since January 2003, President since
                                                     2000; Chief Operating Officer of the Company and PLIC from
                                                     February 2001 through December 2002; Executive Vice
                                                     President, Individual Insurance and General Counsel of
                                                     PLIC from 1994 to 2000; current director of Wachovia
                                                     Corporation and Foot Locker, Inc.
---------------------------------------------------------------------------------------------------------------

Continuing Directors

The following directors, whose terms expire in 2005, will continue to serve as directors:

---------------------------------------------------------------------------------------------------------------
      Name/Age (1)          Service as Director (2)              Business Experience/Other Directorships
---------------------------------------------------------------------------------------------------------------
Sal H. Alfiero,                  since 2000          Chairman and Chief Executive Officer of Protective
age 66                     (since 1988 for PLIC)     Industries, LLC since 2001; Chairman and Chief Executive
                                                     Officer of Mark IV Industries, Inc. from 1969 to 2001;
                                                     current director of Fresh Del Monte Produce, Inc., HSBC
                                                     North America Inc. and HSBC USA, Inc.
---------------------------------------------------------------------------------------------------------------
Richard N. Cooper,               since 2000          Maurits C. Boas Professor of International Economics for
age 69                     (since 1982 for PLIC)     Harvard University since 1981; while on leave from
                                                     Harvard, Chairman of National Intelligence Council from
                                                     1995 to 1997; current director of Circuit City Stores,
                                                     Inc.
---------------------------------------------------------------------------------------------------------------
John E. Haire,                   since 2000          Executive Vice President of Time, Inc. since 2001;
age 51                     (since 1999 for PLIC)     President of The Fortune Group from 1999 until 2001;
                                                     publisher of TIME Magazine from 1993 until 1999
---------------------------------------------------------------------------------------------------------------
Thomas S. Johnson,               since 2000          Chairman and Chief Executive Officer of GreenPoint
age 63                                               Financial Corporation since 1993; President and
                                                     director of Manufacturers Hanover Trust Company and
                                                     Manufacturers Hanover Corp. from 1989 to 1991; current
                                                     director of R.R. Donnelley & Sons Company, Inc. and
                                                     Alleghany Corporation
---------------------------------------------------------------------------------------------------------------
Marilyn E. LaMarche,             since 2000          Limited Managing Director in the New York investment
age 69                     (since 1989 for PLIC)     banking firm of Lazard Freres & Co. LLC since 1995,
                                                     General Partner from 1987 to 1995, and Senior Vice
                                                     President from 1983 to 1987; Trustee of the Phoenix Funds
                                                     since 2002 and a member of the Consulting Committee to the
                                                     Phoenix-Kayne Funds Board of Trustees since 2002
---------------------------------------------------------------------------------------------------------------

(1)  All ages are as of March 1, 2004.
(2)  Of both the Company and of Phoenix Life Insurance Company ("PLIC"), a subsidiary of the Company, except as otherwise noted.

                                                       7

The following directors, whose terms expire in 2006, will continue to serve as directors:

---------------------------------------------------------------------------------------------------------------
      Name/Age (1)          Service as Director (2)              Business Experience/Other Directorships
---------------------------------------------------------------------------------------------------------------
Peter C. Browning,               since 2000          Dean of the McColl Graduate School of Business at Queens
age 62                      (also, for PLIC from     University of Charlotte; various positions, including
                               1989 to 1999)         President and Chief Executive Officer, at Sonoco Products
                                                     Company from 1993 to 2000; current director of Lowe's
                                                     Companies, Inc., Wachovia Corporation, Acuity Brands,
                                                     Inc., and EnPro Industries, Inc. and non-executive
                                                     Chairman of Nucor Corporation
---------------------------------------------------------------------------------------------------------------
Sanford Cloud Jr.,               since 2001          President and Chief Executive Officer of The National
age 59                                               Conference for Community and Justice since 1994; partner
                                                     at the law firm of Robinson & Cole from 1993 until 1994;
                                                     Vice President at Aetna, Inc. from 1986 until 1992;
                                                     Connecticut State Senator from 1977 until 1980; current
                                                     director of Tenet Healthcare Corp., a trustee of Northeast
                                                     Utilities and non-executive Chairman of IronBridge
                                                     Mezzanine Fund L.P.
---------------------------------------------------------------------------------------------------------------
Gordon J. Davis, Esq.,           since 2000          Partner at the law firm of LeBoeuf, Lamb, Greene & MacRae,
age 62                     (since 1986 for PLIC)     L.L.P., since 1994 (except during much of 2001);
                                                     President of Lincoln Center for the Performing Arts from
                                                     January to November 2001; current director of Consolidated
                                                     Edison of New York, Inc. and of approximately 20
                                                     registered investment companies within the Dreyfus family
                                                     of funds
---------------------------------------------------------------------------------------------------------------
Jerry J. Jasinowski,             since 2000          President of the National Association of Manufacturers
age 65                     (since 1995 for PLIC)     since 1990, Executive Vice President and Chief Economist
                                                     from 1983 to 1989 and Senior Vice President and Chief
                                                     Economist from 1981 to 1983; Assistant Secretary of Policy at the U.S. Department of Commerce from 1977 to 1980;
                                                     current director of Harsco Corporation and webMethods,
                                                     Inc.
---------------------------------------------------------------------------------------------------------------

(1)  All ages are as of March 1, 2004.
(2)  Of both the Company and of Phoenix Life Insurance Company ("PLIC"), a subsidiary of the Company, except as otherwise noted.

                                             THE BOARD OF DIRECTORS

     The business and affairs of the Company are managed under the direction of its Board of Directors. The
Board has responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. The Board is not involved, however, in day-to-day operating details. Members of the Board are kept informed of the Company's business by various reports and documents sent to them, as well as by reports presented at meetings of the Board and its committees. During 2003, the Board of Directors met six times. All incumbent directors attended at least 75 percent of the total number of meetings of the Board of Directors and of the committees on which they served. During the times allocated for Board meetings, the independent directors also meet in executive session, i.e. without any member of management present. Pursuant to our
Corporate Governance Principles, which are available on our Web site at PhoenixWealthManagement.com in the
Investor Relations section, the Chairman of the Executive Committee, who is currently Mr. Sal Alfiero, is the
Chairman of those meetings.

     There are currently five committees of the Board of Directors that perform essential functions of the
Board. Three of these are standing committees: the Executive Committee, the Audit Committee and the
Compensation Committee. The Board, in its discretion, may form other committees. Currently, these other committees include the Nominating and Corporate Governance Committee and the Finance Committee. The
responsibilities of the committees are summarized in the table below. Each committee has authority to retain advisors to help fulfill its responsibilities. Only directors who are not current or former employees of the
Company or its affiliates may be members of the Audit Committee or the Compensation Committee. Members of these two committees must also meet certain other independence standards, including those of the New York Stock
Exchange. The Board of Directors has determined that all of its non-employee directors meet the independence standards of the New York Stock Exchange. This determination was made by the Board pursuant to the categorical independence standards adopted by the Board at its meeting in February, 2004. These standards may be viewed on our Web site at PhoenixWealthManagement.com in the Investor Relations section.

                                                       8

     The current Board committees, their responsibilities, their membership and their number of meetings in
2003 follow. The description of the committee functions are merely summaries; each is subject to overriding limitations imposed by applicable law, the Company's certificate of incorporation, the committees' respective charters and resolutions of our Board of Directors. The chair of each committee is listed with an asterisk.

                                      COMMITTEES OF THE BOARD OF DIRECTORS

---------------------------------------------------------------------------------------------------------------
                                                                                                       Number
                                                                                                         of
                                                                                                        2003
Committee                           Responsibilities                              Members             Meetings
---------------------------------------------------------------------------------------------------------------
Audit             •  recommending to the Board the selection of the           Thomas S. Johnson *        8
Committee            Company's independent auditor                            Arthur P. Byrne
                                                                              Richard N. Cooper
                  •  reviewing the scope, plans and results relating          John E. Haire
                     to the Company's internal and external audits            Jerry J. Jasinowski
                     and financial statements                                 Robert G. Wilson

                  •  reviewing the Company's financial condition

                  •  reviewing the quality and integrity of the Company's
                     financial reporting processes and procedures

                  •  reviewing the Company's significant business and
                     financial risks and exposures and evaluating the
                     adequacy of the Company's internal controls in
                     connection with such risks and exposures

                  •  reviewing the Company's policies on ethical
                     business conduct and monitoring its compliance with
                     those policies

These responsibilities are described in the committee's charter, a copy of which appears in Exhibit A to this proxy statement and also on the Company's Web site (PhoenixWealthManagement.com) in the Investor Relations section. The Board has determined that none of the Audit Committee members have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. In particular, the
Board has determined that each is independent under both New York Stock Exchange listing standards and applicable SEC requirements. Additionally, Mr. Johnson, the committee's chairman, has been determined by the
Board, based on his education and experience, to be an audit committee financial expert, as defined by federal securities law. (See Audit Committee Charter and Report on page 12 for further information about this committee).
---------------------------------------------------------------------------------------------------------------

                                                       9

---------------------------------------------------------------------------------------------------------------
                                                                                                       Number
                                                                                                         of
                                                                                                        2003
Committee                           Responsibilities                              Members             Meetings
---------------------------------------------------------------------------------------------------------------
Compensation      •  evaluating the targeted compensation of the Chief        Sanford Cloud Jr. *        7
Committee            Executive Officer, "key executives" (officers at         Sal H. Alfiero
                     the level of executive vice president and above and      Peter C. Browning
                     other employees expected to earn as much as the          Ann Maynard Gray
                     lowest paid executive vice president) and senior         John E. Haire
                     vice presidents                                          Thomas S. Johnson

                  •  reviewing and recommending to the independent
                     members of the Board for approval the compensation
                     of the Chief Executive Officer

                  •  reviewing and, with respect to senior officers,
                     approving base salary levels, incentive compensation
                     opportunities and incentive awards

                  •  reviewing and approving benefits for senior officers
                     under plans exempt from ERISA

                  •  reviewing and recommending compensation of the members
                     of the Board

                  •  reviewing and approving the granting of stock options,
                     restricted stock units and other equity-based
                     compensation

                  •  reviewing management succession plans.

See also the Compensation Committee Report, beginning on page 19. The committee's charter, which may be found on the Company's Web site (PhoenixWealthManagement.com) in the Investor Relations section, further describes these and other matters. The Company's Code of Conduct, which applies to all of our directors and employees, also appears on that Web site, together with a description of the most recent amendments, other than ones that are technical, administrative or non-substantive.

Executive         •  exercising the powers and authority of the Board in      Sal H. Alfiero *           5
Committee            the management of the Company's property, affairs        Peter C. Browning
                     and business during periods between meetings of the      Sanford Cloud Jr.
                     Board                                                    Jerry J. Jasinowski
                                                                              Thomas S. Johnson
                                                                              Dona D. Young

Finance           •  exercising the authority of the Board with respect       Jerry J. Jasinowski *      5
Committee            to the Company's financial and investment policies       Arthur P. Byrne
                                                                              Richard N. Cooper
                  •  establishing and exercising general supervision          Gordon J. Davis
                     over the investment policies and programs of the         Marilyn E. LaMarche
                     Company                                                  Robert G. Wilson

                  •  authorizing the issuance of debt and the establishment
                     of financing arrangements (other than through the
                     issuance of stock)

                  •  exercising general supervision over disposition of
                     Company subsidiaries or material assets

                  •  regularly reviewing the Company's and its major
                     subsidiaries' policies and positions regarding
                     interest rate risk, liquidity management, counterparty
                     risk, derivative usage and foreign exchange risk
---------------------------------------------------------------------------------------------------------------

                                                       10

---------------------------------------------------------------------------------------------------------------
                                                                                                       Number
                                                                                                         of
                                                                                                        2003
Committee                           Responsibilities                              Members             Meetings
---------------------------------------------------------------------------------------------------------------
Nominating and    •  presenting qualified candidates to the Board for         Peter C. Browning *        8
Corporate            election as directors                                    Sal H. Alfiero
Governance                                                                    Sanford Cloud Jr.
Committee         •  reviewing the committee structure of the Board           Gordon J. Davis
                                                                              Ann Maynard Gray
                  •  making recommendations to the Board with respect to      Marilyn E. LaMarche
                     matters of corporate governance

                  •  exercising the authority of the Board with respect
                     to matters relating to the interests of the Company's
                     shareholders or to the Company's relationships to the
                     community at large, including: charitable contributions;
                     government affairs and public relations; and employee
                     voluntary participation in community affairs and
                     philanthropic programs

The committee's charter, which may be found on the Company's Web site (PhoenixWealthManagement.com) in the
Investor Relations section, further describes these and other matters.
---------------------------------------------------------------------------------------------------------------

Compensation of Directors

     Directors who are employees of the Company or any of its subsidiaries do not receive any compensation for serving on the Board of Directors of the Company or of Phoenix Life. Directors' fees for 2003 consisted of: an annual retainer of $35,000 for each director, plus an additional $10,000 for each chair; $4,000 for each Board meeting attended; plus $1,500 for committee meetings attended that are held separately from scheduled Board meetings. In calculating these fees, each meeting of the Company's Board of Directors and the Board of
Directors of Phoenix Life is treated as one meeting, as are meetings of their comparable committees. In 2003, the Company paid $20,000 of the annual retainer in RSUs. Directors could defer the balance, either through RSUs or through other specified investment alternatives.

     The Company also provides $100,000 of whole life insurance to each director. The cost to the Company of providing this insurance is nominal. All directors may also participate in a matching charitable gift program to qualified educational and other charitable institutions, subject to an annual maximum match of $2,000 for each director.

     Effective on June 25, 2002, the first anniversary of the Company's demutualization, the Board of Directors granted options to each non-employee then serving as a director to acquire 13,700 shares of Common Stock. These options are exercisable on or after June 25, 2003 at $16.20 per share, the shares' fair market value (as defined in the Directors Stock Plan) on June 25, 2002.

Certain Relationships and Related Transactions

     On occasion, we may engage firms affiliated with one or more of our directors to provide services for us.
All such services are performed at competitive prices and on competitive terms after arm's length negotiations.
In 2003 and continuing in 2004, two such firms include LeBoeuf, Lamb, Greene and MacRae, L.L.P., or LeBoeuf,
and Lazard Freres & Co. LLC, or Lazard. Mr. Davis, a director, is a partner at the law firm of LeBoeuf, which has in the past provided and is currently providing legal advice and services to the Company or its subsidiaries. Ms. LaMarche, a director, is a limited managing director of Lazard, whose asset management subsidiary serves as a subadvisor for certain Phoenix mutual funds.

     State Farm currently owns of record more than five percent of our outstanding Common Stock. In 2003, the
Company's subsidiaries paid approximately $23.7 million, as compensation for the sale of their insurance and annuity products, to entities which were either subsidiaries of State Farm or owned by State Farm employees.
The balance earned in 2003, approximately $2.2 million, was paid in 2004.

                                                       11

                                       AUDIT COMMITTEE CHARTER AND REPORT

Audit Committee Charter

     The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring the
Company's financial accounting and reporting process, the system of internal controls established by management and the audit process of the Company. The Board adopted a written charter for the Audit Committee in 2001.
Since then, the Board has amended the charter to conform to the new requirements under applicable law, SEC regulations and the New York Stock Exchange listing standards. A copy of this amended charter is attached to this proxy statement as Exhibit A (the "Charter"). The Charter sets out the responsibilities, authority and specific duties of the Audit Committee. It also specifies the structure and membership requirements of the committee, as well as the relationship of the Audit Committee to the independent auditor, the internal auditor and management of the Company.

Audit Committee Report

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of
Directors. Management has the primary responsibility for the preparation, presentation and integrity of the
Company's financial statements and for the Company's reporting process, including its systems of internal controls. The Company's independent auditor is responsible for auditing the Company's annual financial statements and performing quarterly reviews. In fulfilling its responsibilities, the Audit Committee relies, without independent verification, on the information provided by the Company's management and its independent auditor.

         In fulfilling its oversight responsibilities, the committee has met with management and with
PricewaterhouseCoopers LLP ("PwC"), the Company's independent auditor, and has reviewed and discussed the
Company's audited financial statements for the year ended December 31, 2003 (the "audited statements"). The committee also discussed with PwC the matters required to be discussed by Statement on Auditing Standards 61, as amended (Communications with Audit Committee) including:

         •   PwC's responsibilities under generally accepted auditing standards;
         •   the Company's significant accounting policies;
         •   management judgments and accounting estimates;
         •   any significant audit adjustments;
         •   any disagreements with management; and
         •   any difficulties encountered in performing the audit.

     Additionally, the committee met throughout the year with PwC, the Company's Chief Financial Officer and the Company's internal auditors to discuss the results of their examinations and their evaluations of the
Company's internal controls and of the overall quality, not just the acceptability, of the Company's financial reporting. The meetings with PwC occurred both with and without members of management present; the meetings with the Chief Financial Officer and the internal auditors occurred both with and without other members of management present.

     The committee has received from PwC a letter providing the disclosures required by Independence Standards
Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between
PwC and the Company that in PwC's professional judgment may reasonably be thought to bear on independence. PwC has discussed its independence with the committee and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws. The committee has considered whether provision of the non-audit services rendered by PwC during the Company's most recent fiscal year is compatible with maintaining the independence of such auditors and deemed that it was.

     In reliance on these reviews and discussions, the committee recommended to the Board of Directors that the
Company's audited statements be included in the Company's Annual Report on Form 10-K for the year ended
December 31, 2003 and be filed with the SEC. The committee has also approved, subject to shareholder ratification, the selection of PwC as the Company's independent auditor for the fiscal year 2004.

                                                              THE AUDIT COMMITTEE

                                                              Thomas S. Johnson, Chairperson
                                                              Arthur P. Byrne
                                                              Dr. Richard N. Cooper, Ph.D.
                                                              John E. Haire
                                                              Jerry J. Jasinowski
                                                              Robert G. Wilson

                                                       12

                                       COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

     The following table describes the compensation of those persons who were, as of December 31, 2003, the
Company's Chief Executive Officer and its four other most highly compensated executive officers during the last three years. The table shows annual compensation, including salary and bonus earned during the years indicated.
It also shows long-term compensation awarded or paid in the years indicated.

---------------------------------------------------------------------------------------------------------------
                                            Annual
                                        Compensation (1)         Long-Term Compensation
                                                                         Shares
                                                              Value     Underlying   Payouts
                                                             of RSUs      Options     Under      All Other
Name and                               Salary   Bonus (2)    Awarded (3)  Awarded (4)    LTIP    Compensation (5)
Principal Position              Year     $         $           $            #           $            $
---------------------------------------------------------------------------------------------------------------

Dona D. Young                   2003  926,923  1,181,250  3,000,000(6)     --         854,167(7)      33,865
 Chairman, President            2002  753,846      --         --        262,500   1,832,220(8)      50,263
 and Chief Executive Officer    2001  700,000      --         --          --      1,537,380(8)      35,553

---------------------------------------------------------------------------------------------------------------
Daniel T. Geraci                2003  457,692  1,400,000  2,000,000(9)    50,000       --          712,872
 Executive Vice President,      2002    --         --         --          --          --            --
 Asset Management(10)            2001    --         --         --          --          --            --

---------------------------------------------------------------------------------------------------------------
Michael J. Gilotti              2003  452,308    616,000      --          --        189,375(7)      17,757
 Executive Vice President,      2002  387,692  1,210,860      --         70,000       --           21,111
 Wholesaling Distribution       2001  380,000  1,002,200      --          --          --           23,329
 and Marketing

---------------------------------------------------------------------------------------------------------------
Michael E. Haylon               2003  415,385    886,750      --          --        140,625(7)      15,000
 Executive Vice President and   2002  387,500    226,497      --         60,000     187,200(8)   1,100,656
 Chief Investment Officer(11)    2001  375,000    475,000      --          --        187,200(8)   2,664,652

---------------------------------------------------------------------------------------------------------------
Coleman D. Ross                 2003  480,323    394,410      --          --          --           89,667
 Executive Vice President and   2002  328,846    292,500      --         50,000       --           70,405
 Chief Financial Officer(12)     2001    --         --         --          --          --            --
---------------------------------------------------------------------------------------------------------------

(1) In accordance with SEC rules, the value of certain perquisites are not included since they do reach the required threshold for reporting.
(2) Cash bonuses are paid in the year immediately following the year in which they were earned. Figures do not include performance-based awards under the LTIP, which is discussed on page 16.
(3) Represents the value on the date of grant of those RSUs awarded in 2003 that are not subject to performance criteria. The holders of the RSUs for which the underlying shares are reflected in this column will not have beneficial ownership of those shares until after June 25, 2006 at the earliest. In the interim, they have no voting rights with respect to those shares and cannot sell, transfer or encumber those RSUs or those shares.
(4) See the Stock Option Grants Table on page 15 for a discussion of these options. Due to certain legal restrictions applicable because of Phoenix Life's demutualization in 2001, no options could be granted prior to the first anniversary of that event.

                                                       13

(5) Pursuant to SEC rules, "All Other Compensation" does not include certain group life, health, medical and other non-cash benefits generally available to all salaried employees. For 2003, the amount reflected in this column consists of:

                                                   Mrs.          Mr.          Mr.          Mr.          Mr.
Item                                              Young        Geraci       Gilotti      Haylon        Ross
                                                ---------    ----------    ---------    ---------    ----------
Company contributions to the Savings
    and Investment Plan and
    to the Excess Investment Plan.........       $33,865      $ 12,628      $16,467      $15,000      $16,335

Value of insurance premium paid for term
life insurance in excess of $50,000.......             0           244        1,290            0        6,732

Vacation buy-out upon termination.........             0             0            0            0       66,600

Sign-on bonus.............................             0       700,000            0            0            0
                                                ---------    ----------    ---------    ---------    ----------

         Total All Other Compensation            $33,865      $712,872      $17,757      $15,000      $89,667
                                                =========    ==========    =========    =========    ==========

(6)   Represents the grant of 394,737 RSUs when Mrs. Young assumed the role of Chief Executive Officer. These
      RSUs will vest on the earlier of January 1, 2006 or the occurrence of certain events specified in Mrs.
      Young's Employment Agreement. They are not convertible into shares until the later of June 26, 2006 or the 15th day following the termination of Mrs. Young's employment with the Company. From January 1, 2003 until that date, Mrs. Young's RSUs will be credited with "dividend equivalents", i.e. amount of the cash dividend paid per Common Share multiplied by the number of shares underlying her RSUs.
(7)   Represents an award earned upon completion of the 2000-2002 cycle of the Company's Long-Term Incentive
      Plan.
(8)   These payments are awards earned upon completion of the 1997-1999 cycle of the Company's Long-Term
      Incentive Plan, which was designed to pay out in three annual installments beginning in 2000 and ending in 2002.
(9)   Represents the grant of 255,004 RSUs in connection with the hiring of Mr. Geraci. These RSUs will vest on the earlier of May 12, 2006 or the occurrence of certain events specified in Mr. Geraci's Change in
      Control Agreement. They are not convertible into shares until the later of June 26, 2006 or the 15th day following the termination of Mr. Geraci's employment with the Company. From May 12, 2003 until that date, these RSUs will be credited with dividend equivalents.
(10)  Commenced employment May 12, 2003.
(11)  Effective January 1, 2004, his position changed to Executive Vice President and Chief Financial Officer.
(12)  Commenced employment April 1, 2002; voluntarily terminated employment effective December 31, 2003.

                                                       14

Stock Option Grants Table

     The following table sets forth information concerning stock options granted by the Company in 2003 to the named executive officers.

---------------------------------------------------------------------------------------------------------------
                                                Percent of
                              Number of         Total Stock
                              Securities          Options                                             Grant
                              Underlying        Granted to         Exercise                            Date
                            Stock Options        Employees        Price Per        Expiration        Present
      Name                    Granted (1)          in 2003           Share (2)          Date            Value (3)
---------------------------------------------------------------------------------------------------------------
Dona D. Young                     --                --                --               --               --
---------------------------------------------------------------------------------------------------------------
Daniel T. Geraci                 50,000            8.7%             $7.93           5/12/13          $183,500
---------------------------------------------------------------------------------------------------------------
Michael J. Gilotti                --                --                --               --               --
---------------------------------------------------------------------------------------------------------------
Michael E. Haylon                 --                --                --               --               --
---------------------------------------------------------------------------------------------------------------
Coleman D. Ross                   --                --                --               --               --
---------------------------------------------------------------------------------------------------------------

(1)   The grant vests 33-1/3 percent on May 12 of 2004, 2005 and 2006.
(2)   The exercise price of the options granted is equal to the fair market value of a share of Common Stock on May 12, 2003, the date of grant.
(3)   The hypothetical grant date present value of the stock options granted in 2003 is presented pursuant to
      SEC rules and calculated under the modified Black-Scholes Model for pricing options. The material assumptions used for this calculation were: (i) a fair market value exercise price; (ii) a volatility factor of 45.067 percent; (iii) a risk-free rate of return of 3.854 percent; (iv) a dividend yield of
      2.02 percent; (v) a three-year vesting schedule, and (vi) a ten-year option term. No discount to the calculated value was taken to reflect: (a) the fact that options are not freely tradable; or (b) the exercise or lapse of the options after vesting but prior to the end of the option period. This grant date present value is not intended to forecast possible appreciation, if any, of our Common Stock. The ultimate value of the options will depend on the future market price of the Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of Common Stock, on the date the option is exercised, over the exercise price.

                                                       15

Stock Option Exercises and December 31, 2003 Stock Option Value Table

     The following table sets forth information concerning stock options held by the named executive officers.

---------------------------------------------------------------------------------------------------------------
                                                     Number of Securities             Value of Unexercised
                                                    Underlying Unexercised           In-the-Money Options at
                                                  Options at December 31, 2003         December 31, 2003 (1)
                                               ---------------------------------  -----------------------------
                      Shares       Values
                     Acquired     Realized
                        on           on
Name                 Exercise     Exercise       Exercisable   Unexercisable (2)    Exercisable   Unexercisable
---------------------------------------------------------------------------------------------------------------
Dona D. Young           --           --            87,500          175,000              --             --
---------------------------------------------------------------------------------------------------------------
Daniel T. Geraci        --           --              --             50,000              --          $205,500
---------------------------------------------------------------------------------------------------------------
Michael J. Gilotti      --           --            23,333           46,667              --             --
---------------------------------------------------------------------------------------------------------------
Michael E. Haylon       --           --            20,000           40,000              --             --
---------------------------------------------------------------------------------------------------------------
Coleman D. Ross         --           --            16,667 (3)        33,333 (3)           --             --
---------------------------------------------------------------------------------------------------------------

(1)   Based on the December 31, 2003 closing stock price of $12.04.
(2)   Represents stock options that are not vested.
(3)   The options for these shares were all forfeited since none were exercised within 30 days after Mr. Ross'
      termination of employment.

Long-Term Incentive Plan

     Under the Company's Long-Term Incentive Plan, the Compensation Committee of the Board of Directors
approves awards to designated officers of the Company and establishes three-year performance goals that support the long-term corporate strategy. At the end of the three-year performance cycle, awards are determined and paid based on actual results achieved. All five named executive officers participated in the Long-Term
Incentive Plan in 2003.

                              Long-Term Incentive Plan Awards in Fiscal Year 2003

---------------------------------------------------------------------------------------------------------------
                                 Performance or                        Estimated Future Payouts (1)
                                  Other Period            -----------------------------------------------------
                                Until Maturation           Threshold (2)            Target            Maximum
Name                                or Payout                    #                   #                  #
---------------------------------------------------------------------------------------------------------------
Dona D. Young                      2003 - 2005                117,188             234,375            468,750
---------------------------------------------------------------------------------------------------------------
Daniel T. Geraci                   2003 - 2005                 45,573              91,146            182,292
---------------------------------------------------------------------------------------------------------------
Michael J. Gilotti                 2003 - 2005                 17,188              34,375             68,750
---------------------------------------------------------------------------------------------------------------
Michael E. Haylon                  2003 - 2005                 14,323              28,646             57,292
---------------------------------------------------------------------------------------------------------------
Coleman D. Ross (3)                 2003 - 2005                    --                  --                 --
---------------------------------------------------------------------------------------------------------------

(1)   These figures, which are rounded to the nearest whole number, represent the number of RSUs which may be earned. Actual payouts for the 2003-2005 cycle, which will occur in 2006, will be based on a formula that takes into account the Company's success in improving its return on equity in its core operations. Each
      RSU is convertible into one share of our Common Stock. Under the terms of these awards, at least 50 percent of these shares must be held for five years.
(2)   This represents the minimum award.  If the minimum performance criteria (set at 50% of target performance) are not met, no RSUs would be issued.
(3)   Mr. Ross forfeited his contingent award as a result of his voluntary termination of employment effective
      December 31, 2003.

                                                       16

Retirement Plan

     The following table shows the estimated annual pension benefits payable to a covered participant at normal retirement age, which is age 62 for participants with ten years of service or otherwise age 65, based on the final pay formula contained in the Company's pension plan, a qualified defined benefit plan. The benefits also include any pension amounts provided instead under the Company's non-qualified pension plan due to benefit limitations imposed by the Internal Revenue Code or to the Company's exclusion of certain types of compensation from the qualified plan.

                                                   Pension Plan Table

     Final                                      Years of Plan Participation
    Average          ------------------------------------------------------------------------------------------
    Earnings              10             15             20              25              30              35
-----------------    -----------    -----------    ------------    ------------    ------------    ------------
 $    500,000          $100,000       $150,000       $200,000       $  250,000      $  275,000      $  300,000
      750,000           150,000        225,000        300,000          375,000         412,500         450,000
    1,000,000           200,000        300,000        400,000          500,000         550,000         600,000
    1,250,000           250,000        375,000        500,000          625,000         687,500         750,000
    1,500,000           300,000        450,000        600,000          750,000         825,000         900,000
    1,750,000           350,000        525,000        700,000          875,000         962,500       1,050,000
    2,000,000           400,000        600,000        800,000        1,000,000       1,100,000       1,200,000

     The benefits shown in the above table are payable in the form of a straight life annuity and would be actuarially adjusted for optional benefit forms available under the pension plan. The annual retirement benefit under the qualified plan and the non-qualified plan is generally equal to the sum of: (i) an executive's "final average earnings" multiplied by years of credited service up to 25 years times two percent; and (ii) an executive's "final average earnings" multiplied by years of credited service in excess of 25 years but up to 35 years times one percent. Benefits payable under the pension plan are reduced by Social Security benefits.
"Final average earnings" taken into account under the pension plan is the average annual salary (as reflected in the "Salary" column of the Summary Compensation Table) paid to an executive during the consecutive 36-month period prior to his or her retirement. "Final average earnings" also takes into account the average of the highest three of the executive's last five years' annual incentive bonuses (excluding long-term incentive compensation).

     At December 31, 2003 (assuming retirement as of such date), the estimated "final average earnings" under the qualified plan and the non-qualified plan were $1,248,333 for Dona D. Young and $1,043,483 for Michael E.
Haylon. The estimated years of credited service under the qualified plan and the non-qualified plan as of such date were 23.4 years for Mrs. Young and 13.6 years for Mr. Haylon. Messrs. Geraci and Gilotti, who had 0.7
years and 4.6 years, respectively, of service on December 31, 2003, will not vest under either plan until they have five years of service. Mr. Ross had not vested under either plan at the time of his departure on December
31, 2003 and thus will be entitled to no payments under either plan.

Employment-Related Agreements

     On December 31, 2003, the Company's only employment agreement was with Mrs. Young, although it had change in control agreements with its named executive officers and other key executives and restricted stock units agreements with Mr. Geraci. These agreements are all discussed below.

     Employment Agreement. The Company entered into an Executive Employment Agreement with Mrs. Dona Young, dated January 1, 2003, pursuant to which Mrs. Young serves as the Chief Executive Officer of the Company and pursuant to which the Company will seek to cause Mrs. Young to be re-nominated so that she may continue to serve as a member of the Board of Directors throughout her employment term. The agreement entitles Mrs. Young to participate in benefit plans of the Company and other perquisites maintained for its senior executives, set her initial base salary at $900,000, retroactive to October 1, 2002 (subject to annual review) and provides for a short-term bonus (at a target of 100 percent of base salary), a long-term incentive bonus (at a target of 200 percent of base salary) and the grant of 394,737 RSUs. Each RSU represents a contractual right to receive one share of Common Stock, subject to vesting restrictions, following the later of June 25, 2006 or termination of employment. The RSUs vest on the earlier of: January 1, 2006; a change in control of the Company (as defined in the agreement); or a termination of her employment by the Company without cause (as defined in the agreement), by Mrs. Young for good reason (as defined in the agreement) or due to her death or disability. The agreement further provides that while Mrs. Young holds the RSUs, she will not have any right to vote or to direct the vote of the related shares of stock or to dispose of the RSUs. The Company will credit each RSU with

                                                       17

dividend equivalents and interest thereon, which will be distributed following the later of June 25, 2006 or termination of Mrs. Young's employment.

     If Mrs. Young's employment is terminated by the Company without cause (as defined in the agreement) or if she terminates her employment for good reason (as defined in the agreement), she will be entitled to: (i) two times the sum of her base salary and her short-term incentive award, based on the greater of her target and the average of her short-term bonuses over the last two completed fiscal years prior to her termination; (ii) a pro-rata portion of the short-term award for the year in which her termination occurs; (iii) a pro-rata portion of her previously awarded long-term awards for each then open cycle; (iv) pro-rata vesting of any outstanding equity grants (other than those RSUs described above); (v) continued health coverage for two years; (vi) an amount equal to the lump sum value of two years of additional service and age credit for pension purposes under any qualified and non-qualified defined benefit type pension plan or arrangement of the Company; (vii) an amount equal to two years of maximum Company matching contribution under any type of qualified or non-qualified deferred compensation plan sponsored by the Company; and (viii) outplacement services and, for six months after termination, office space and secretarial support. If the Company and Mrs. Young do not enter into a new employment agreement on or before January 1, 2006, the executive will be deemed to be terminated by the Company without cause. In addition, Mrs. Young will have good reason to terminate her employment if the Company fails to renew the Employment Continuation Agreement described below.

     Restricted Stock Units Agreements. In May 2003, in connection with its hiring of Mr. Geraci as Executive
Vice President, Asset Management, the Company entered into a Restricted Stock Units Agreement with him.
Pursuant to that agreement, Mr. Geraci was awarded approximately 255,004 RSUs. These vest at the earlier of:
(i) May 12, 2006; or (ii) the occurrence of a change in control of the Company, as defined in the agreement, followed by a termination of Mr. Geraci's employment by the Company or its successor without cause (as defined in the agreement) or by him for good reason (as defined in the agreement). If the RSUs vest, the shares underlying them will be issued on June 26, 2006, subject to Mr. Geraci's right to defer conversion. Each RSU represents a contractual right to receive one share of Common Stock. During the period from April 14, 2003 until June 26, 2006, the Company will credit each unit with dividend equivalents plus interest on such amount from the associated dividend payment dates, which sums will be paid to Mr. Geraci on or after June 26, 2006, subject to his right to defer receipt.

     Mr. Geraci also has an agreement with the Company that provides for the issuance to him of up to an additional 382,507 RSUs, contingent upon meeting specified performance criteria related to improved performance of our asset management business over a three-year period ending June 30, 2006. These will be vested upon issuance. All of the RSUs issued or issuable to Mr. Geraci under either agreement are subject to prohibitions on transfer and encumbrance. In addition, Mr. Geraci has no right to vote or to direct the vote of the shares underlying his RSUs until such shares are issued.

     Change in Control Agreements. The Company has entered into agreements with Messrs. Gilotti, Geraci, Haylon and our other key executives, which will, in certain circumstances, provide separation benefits upon the termination of their employment by the Company for reasons other than death, disability, cause (as defined in the agreements) or retirement, or by the executive for good reason (as defined in the agreements). These agreements provide this protection only if the termination occurs following (or is effectively connected with)
the occurrence of a change of control, as defined in the agreements. Mrs. Young and the Company entered into a similar Employment Continuation Agreement, dated January 1, 2003, that becomes operational upon a change in control of the Company. The initial term of each agreement ends January 1, 2006, subject to automatic renewals of up to two successive and consecutive additional one-year periods.

     The principal operative provisions of these agreements are intended to preserve for the covered executives the same duties, responsibilities and compensation opportunities as were in effect prior to a change of control for a period of two years following a change in control. When operative, these agreements establish certain minimum levels with respect to the covered executive's base salary and incentive compensation opportunities and also generally assure the covered executive that he or she will not incur a significant change in the other terms and conditions of his or her employment.

     These agreements provide for change in control severance benefits including: (i) vesting of qualified and non-qualified pension plan benefits and a lump sum payment in an amount equal to one to three years (depending on the executive's pay grade) of additional service and age credit under such plans; (ii) in lieu of any severance benefits payable under any other plan, policy or program, a cash amount equal to one to three times
(depending on the executive's pay grade) base salary plus the greater of the average of annual incentive compensation earned in the last three fiscal years prior to the change in control and the short-term incentive target for the year in which employment terminates; (iii) one to three years (depending on the executive's pay grade) of continued medical, dental and long-term disability coverage; (iv) vesting of equity compensation; (v)
an amount equal to a pro rata portion of the short-term award for the year in which

                                                       18

termination occurs and a pro-rata portion of long-term awards for each then open cycle at target; (vi) an amount equal to one to three years (depending on the executive's pay grade) of additional contributions the
Company would have contributed to the Company's Savings and Investment Plan and/or the Excess Investment Plan;
(vii) outplacement services; (viii) vesting of benefits under equity compensation plans; and (ix) in Mrs.
Young's case only, office space and secretarial support for six months after termination. Mrs. Young and
Messrs. Haylon, Geraci and Gilotti will also be entitled to a "gross-up" payment from the Company to cover any excise tax liability they may incur as a result of payments or benefits contingent on a change of control and any income tax liability they may incur as a result of the "gross-up" payment.

                                         COMPENSATION COMMITTEE REPORT

     This report discusses the executive compensation program for the Company's senior management, including the named executive officers, with respect to calendar year 2003. The compensation determinations described below were ratified by the Board of Directors.

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed"
with the Securities and Exchange Commission nor shall such information be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

                                             Executive Compensation

     The Company's executive compensation program is designed to:

         •   attract, motivate and retain senior management who can make a significant contribution to the
             Company's annual and long-term success;
         •   align the interests of senior management with those of shareholders;
         •   emphasize performance-based compensation; and
         •   provide competitive total compensation while differentiating rewards based upon department and individual performance.

     Executive compensation is comprised of three components: base salary; performance-based annual incentive awards; and performance-based long-term incentive awards. The target awards for each component of compensation are based on competitive data for the insurance and investment industries. This data is obtained from nationally recognized compensation consulting firms. The companies included in the data are ones which compete in those businesses in which the Company is principally engaged.

                                                  Base Salary

     Senior management receives base salaries determined by the responsibilities, skills and experience related to each of their respective positions. Base salaries, which are generally targeted around the median of the appropriate peer group, are reviewed annually and increased in accordance with individual performance and market position. Increases are not awarded to those senior managers whose base salaries are deemed to be above market. Instead, bonuses are awarded if warranted by individual performance. Base salaries for 2003 were reviewed based upon these criteria and, as appropriate, increases were recommended to the Board for key executives and approved by the Compensation Committee for other senior management.

                                             Annual Cash Incentives

     Under the Company's annual incentive plan, senior management is eligible for annual cash incentive awards based upon the achievement of pre-determined performance objectives. Each year the committee approves these objectives. For 2003, the incentive plan was redesigned to focus on improving the Company's financial performance, on achieving departmental business objectives and on meeting individual performance criteria. The size of the annual incentive pool is determined by the Company's return on equity in its core operations.
Department results, representing 75 percent of the

                                                       19

award, are determined by achievement of pre-determined department objectives. Individual performance determines the remaining 25 percent of the award.

     The Compensation Committee reserves the right to make adjustments to the plan as it deems appropriate in its sole discretion. Individual awards for key executives must be reviewed and approved by the committee before being paid. Awards are paid in the first quarter of the year following the plan year. In 2003, the Company's return on equity in its core operations resulted in funding the plan at 105 percent of target.

                                        Long-Term Incentive Compensation

     Long-term incentives for the Company's senior management and other key employees are provided pursuant to the Company's 2003 Restricted Stock, Restricted Stock Unit and Long-Term Incentive Plan (the "LTIP") and The
Phoenix Companies, Inc. Stock Incentive Plan (the "Stock Incentive Plan").

Long-Term Incentive Plan

     In 2003, the shareholders approved the LTIP. The purpose of this plan is to reward participants for the long term success of the Company, attract and retain an outstanding senior management team and provide for their acquisition of long-term ownership interest in the Company.

     The LTIP was redesigned as a performance share plan. Senior management receives a contingent grant of the
Company's RSUs subject to the Company achieving its corporate performance target. The contingent RSU grant is equal to an executive's long-term incentive target award based upon the share price of the Company's common stock (the "Common Stock") at the beginning of the cycle. As part of the annual compensation review process, the Compensation Committee reviews and approves targeted award opportunities for each executive level.

     At the beginning of each three-year performance cycle, corporate performance objectives are established which may include specific growth objectives for the performance period. At the end of the cycle, results for performance objectives for the period are measured and the results, which are expressed as a percentage, may range from 0 percent to 200 percent. If the performance criteria threshold is not met, the contingent grants are forfeited. Actual grants are determined by multiplying the executive's target RSU award by the corporate performance percentage results. The value of the actual award will vary depending upon both the achievement of the performance target and the Common Stock price at the end of the cycle. Each RSU granted is equivalent to one share of Common Stock. Assuming the performance criteria threshold is met, the RSUs for the 2003-2005 cycle will convert into shares of Common Stock on June 26, 2006, except for those of any executive who elects to defer receipt of the shares. For the 2003-2005 cycle, participants are required to retain 50% of the award for five years.

     In 2003, the committee approved the performance goal for the 2003-2005 performance cycle of the LTIP. The performance goal established was based upon improvement in the Company's return on equity in its core operations for the performance cycle. In 2004, the committee approved the results of the 2001-2003 performance cycle of the LTIP. As the Company did not meet the performance objectives established for this cycle, the
Committee did not approve any payout.

Stock Incentive Plan

     In 2001, to further align the interests of the Company's executives and other key employees and groups with those of shareholders, the Compensation Committee adopted the Stock Incentive Plan. This plan provides that the committee may, from time to time, grant incentive stock options and non-statutory stock options for the purchase of Common Stock to employees (including officers who are also directors) and insurance agents of the Company and its subsidiaries.

     In 2003, the Company granted 572,504 options as part of annual sales incentives and as retention tools, including a grant approved by this committee and the Board of 50,000 options to Mr. Geraci upon his hiring.
These options have a three-year vesting period (33-1/3 percent per year) and a ten-year term. Their strike prices equalled the closing prices of our Common Stock on the options' respective dates of grant.

                                                       20

                                                CEO Compensation

     The CEO's compensation is determined based on the same factors described above for the senior management team.

     At the end of 2002, the Board approved a three-year employment contract with Mrs. Young, the terms of which are outlined in Employment-Related Agreements - Employment Agreement beginning on page 17. In February
2004, the committee recommended and the Board approved Mrs. Young's annual incentive award for 2003. It consisted of two parts: 75 percent was based upon the Company's financial results and 25 percent was based upon individual performance. The Company's 2003 return on equity in its core operations resulted in an award of 105 percent of target for the first part of the award. Due to Mrs. Young's strong leadership during 2003, the
Committee recommended and the Board approved the maximum individual performance result for the second part.

                                         Deductibility of Compensation

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the Company's Chief Executive Officer or any of the four other most highly compensated executive officers, unless the compensation is performance-based. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. A transition rule applies for newly public companies that exempts them from the $1,000,000 limit for compensation paid under plans in effect prior to the public offering and disclosed in the prospectus adequately to comply with securities laws.

     In the future, the committee intends, to the extent feasible, to structure any compensation for executive officers so that it qualifies for deductibility under Section 162(m). However, to maintain a competitive position within the Company's peer group of companies, the committee retains the authority to authorize payments including salary and bonus that may not be deductible.

                                                              THE COMPENSATION COMMITTEE

                                                              Sanford Cloud Jr., Chairperson
                                                              Sal H. Alfiero
                                                              Peter C. Browning
                                                              Ann Maynard Gray
                                                              John E. Haire
                                                              Thomas S. Johnson

                                                       21

                                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Common Stock with the cumulative total returns of the Standard & Poor's 500 Stock Index and of the Common Stock of a peer group selected by the
Company ("Peer Group Index") for the period June 25, 2001 through December 31, 2003. Within the Peer Group
Index, however, the relevant investment dates for Principal Financial Group, Inc. and Prudential Financial,
Inc., are November 22, 2001 and December 12, 2001, respectively, the dates of their respective Initial Public
Offerings. The cumulative total return, which assumes any dividends paid are reinvested, is equal to: (i) the difference between the price per share at the beginning and end of a period; divided by (ii) the share price at the beginning of such period.

                                            Cumulative Total Return

[grahic omitted]

                PNX        S&P 500      Peer Index
               ------      -------      ----------
25-Jun-01      100.00      100.00         100.00
30-Sep-01       80.95       85.74          87.72
31-Dec-01      103.64       94.90         102.32
31-Mar-02      107.56       95.16          98.53
30-Jun-02      103.73       82.42          91.14
30-Sep-02       76.99       68.18          72.39
31-Dec-02       42.96       73.93          88.37
31-Mar-03       40.93       71.60          77.89
30-Jun-03       52.01       82.62          97.06
30-Sep-03       66.52       84.81          94.45
31-Dec-03       69.34       95.14         105.10

     Except as noted above, all indices assume $100 was invested on June 25, 2001 in the Common Stock, the
Standard & Poor's 500 Stock Index and the Common Stock of the Peer Group Index members, with dividends being reinvested. Peer Group Index members are AmerUs Group Co., Franklin Resources, Inc., Janus Capital Group, Inc.
(formerly Stilwell Financial Inc.), Jefferson-Pilot Corporation, John Hancock Financial Services, Inc., Lincoln
National Corporation, MetLife, Inc., Nationwide Financial Services, Inc., Neuberger Berman Inc., Principal
Financial Group, Inc., Prudential Financial, Inc., T. Rowe Price Group, Inc., The MONY Group Inc., and Waddell
& Reed Financial, Inc.  The Peer Group Index is capitalization-weighted.

     The foregoing table shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall such table be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

                             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the SEC reports of ownership and changes in ownership of Common Stock of the Company. Based on its records and on information provided by such individuals, the Company believes that during its fiscal year ending December 31, 2003, all of its executive officers timely met such filing requirements. The Company has no greater than 10 percent beneficial owners.

                                                       22

                       PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

     On December 12, 2003, the Audit Committee, subject to ratification by the shareholders, appointed
PricewaterhouseCoopers LLP ("PwC") as its independent auditor to audit and report on the consolidated financial statements of the Company for the fiscal year ending December 31, 2004. The Company has been advised that representatives of PwC will be present at the Annual Meeting. They will be afforded the opportunity to make a statement, should they desire to do so, and to respond to appropriate questions.

Fees Incurred for Services Performed by PwC

     Pursuant to a policy adopted by the Board of Directors, prior to each fiscal year, the Audit Committee receives a written report from its independent auditor describing the elements expected to be performed in the course of its audit of the Company's financial statements for the coming year. This policy provides that the committee may approve the scope and fees not only for the proposed audit, but also for various recurring audit-related services. For services of the independent auditor that are either not audit-related or, if audit-related are not recurring, the policy permits a Company Vice President to submit a written request to the
Company's internal auditor, accompanied by a written sign-off by the Company Chief Financial Officer or Chief
Accounting Officer. The policy authorizes the Audit Committee to pre-approve the requested service as long as the requested service is not a prohibited non-audit service and the independent auditor's performance of such service would be consistent with all applicable rules on auditor independence. The policy also authorizes the committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

     All services performed by PwC for the Company in 2003 were pre-approved by the Audit Committee pursuant to the policy described above except for one service in the "Tax Fees" category, which was performed by PwC in
2003 for $1000, or 0.04% of total fees paid by the Company to PwC for services performed that year. This service was approved by the committee pursuant to the applicable de minimus exception.

     The services performed by PwC in 2003 and 2002 are described below. PwC does not provide any services to the Company prohibited under applicable laws and regulations, such as financial information systems design and implementation. From time to time, PwC may perform permissible consulting services for the Company, provided they have been pre-approved in accordance with the policy described above. To the extent consulting services are provided by PwC, they are closely monitored and controlled by both management and the committee to ensure that their nature and extent do not interfere with PwC's independence. The independence of PwC also is considered annually by the Company's full Board of Directors.

                                                        2003                2002
                                                   -----------------------------------
                                                               (in 000s)
       Audit Fees (1)                                    $2,633              $2,666
       Audit-Related Fees (2)                               225                 577
       Tax Fees (3)                                          92                 226
       All Other Fees (4)                                    51                 264
                                                   ---------------     ---------------
            Total Fees                                  $3,001              $3,733
                                                   ===============     ===============

-------------------------------------

(1)  Amounts represent fees for the annual audits of the Company for the years ended December 31, 2003 and
     2002, reviews of the Company's financial statements for interim periods in 2003 and 2002, and audits of statutory and other regulatory filings in 2003 and 2002. In addition, these amounts include fees for consents for other assistance related to documents filed with the SEC and, for 2002 only, for comfort letter procedures.
(2)  Amounts represent fees for employee benefit plans audits, performance of agreed upon procedures for regulatory purposes, and, for 2002 only, accounting consultations and due diligence support.
(3)  Amounts represent fees for consultations on tax matters and tax compliance services and provision of executive tax services.
(4)  Amounts represent fees for non-financial information system consulting services in 2002 and for assistance to management concerning regulatory filing requirements in 2003.

                                                       23

     As reflected in the table on page 23, the Company incurred fees of $3,001,000 and $3,733,000 in 2003 and
2002, respectively, for services performed by PwC. Of these sums, $2,858,000 in 2003 and $3,243,000 in 2002 were for audit and audit-related services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PwC AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2004.

                                                 OTHER MATTERS

     The Company is not aware of any matters, other than those referred to in this proxy statement, which will be presented at the meeting. If any other appropriate business should properly be presented at the meeting, the proxies named in the accompanying form of proxy will vote the proxies in accordance with their best judgment in the interests of the Company.

                                           SHAREHOLDER COMMUNICATIONS

     In order for nominations of persons for election to the Board of Directors and shareholder proposals for the 2005 annual meeting of shareholders to be eligible for inclusion in the Company's proxy statement, they must be received by the Company at its principal executive offices in Hartford, Connecticut no later than
November 22, 2004. These proposals should be addressed either by mail to: Corporate Secretary, The Phoenix
Companies, Inc., One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056 or by e-mail to:
corporate.secretary@phoenixwm.com. Proposals for inclusion in the proxy statement must comply with all applicable requirements under the Securities Exchange Act of 1934, including Rule 14a-8, as well as with the requirements of the Company's bylaws. A copy of the bylaws may be obtained from the Company's Secretary, at the addresses above.

     A shareholder who wishes to present a matter for action at the Company's 2005 Annual Meeting, but chooses not to do so under SEC Rule 14a-8, must deliver to the Company's Secretary on or before February 3, 2005, but no earlier than December 30, 2004, a notice containing the information required by the Company's bylaws. A copy of the bylaws may be obtained from the Company's Secretary, at the addresses above.

     To facilitate other shareholder communications, the Board of Directors has approved the following procedures. A shareholder wishing to communicate about any matters with any director(s), committee(s) or the entire Board, may do so by sending their communications in care of the Company's Secretary at the addresses above. The Secretary will promptly forward all such communications to the director(s) designated by the shareholder.

                                           HOUSEHOLDING OF MATERIALS

     Pursuant to notices sent by the Company to its eligible shareholders, the Company sent only one copy of this proxy statement and the annual report to those households in which multiple shareholders shared the same address unless the Company received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the
Company and would like to receive a separate copy of this proxy statement, the annual report or future proxy statements, information statements and annual reports, please contact Phoenix Shareholder Services by calling
(800) 490-4258, writing to Phoenix Shareholder Services, P.O. Box 43076, Providence, Rhode Island, 02940-3076,
or e-mailing to Phoenix@equiserve.com. If you share the same address as multiple shareholders and would like the Company to send only one copy of future proxy statements, information statements and annual reports, please contact Phoenix Shareholder Services at the above phone number, post office address or e-mail address.

                                                       24

                                                                                                      EXHIBIT A

                                          THE PHOENIX COMPANIES, INC.
                                            AUDIT COMMITTEE CHARTER
                                        (as adopted October 20, 2002 and
                                     amended and restated February 5, 2004)

The Bylaws of The Phoenix Companies, Inc. (the "Company") provide for an Audit Committee (the "Committee") of the Board of Directors (the "Board"). This charter (the "Charter") sets forth the purposes, composition and responsibilities of, and the processes to be followed by, the Committee. At least annually, the Committee shall review the adequacy of this Charter and seek its re-approval by the Board.

A.     PURPOSES

       The primary purposes of the Committee are to: (i) exercise sole responsibility for the appointment, compensation, retention, oversight and, if applicable, termination of the Company's independent auditor
       (together with such auditor's affiliates, the "Independent Auditor") including a review of the
       Independent Auditor's qualifications and independence; and (ii) assist the Board in fulfilling its oversight responsibilities, by reviewing the quality and integrity of:

       •   the Company's financial statements and financial reporting process;

       •   the Company's systems of internal accounting and financial controls;

       •   the annual independent audit of the consolidated financial statements of the Company and its subsidiaries;

       •   the Company's internal auditing and accounting processes; and

       •   the Company's legal and regulatory compliance and ethics programs as established by management and the Board.

       In conducting such review, the Committee shall be empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company, and to retain outside legal, accounting or other experts for this purpose. The Committee shall seek to maintain free and open communication among the Committee, the Board, the Independent Auditor, the Company's
       internal audit personnel and the Company's management and shall be responsible for resolving any disagreements between management and the Independent Auditor.

       In addition, the Committee shall pre-approve the provision of audit services performed by other independent auditors for those of the Company's subsidiaries whose financials are consolidated with the
       Company's. The discussion below concerning pre-approval of services performed by the Independent Auditor shall apply as well to services to be performed by such other auditors.

       The Committee shall have such additional responsibilities as may from time to time be required by applicable laws or regulations (together with the rules of the New York Stock Exchange, or NYSE,
       "Applicable Law").

B.     COMPOSITION

       The Committee shall consist of at least three members of the Board. All members of the Committee shall be independent of the Company, its subsidiaries and their management and none shall be a current or former officer or employee of the Company or any of its subsidiaries. The Committee's composition shall satisfy the requirements for Audit Committee membership set forth in all Applicable Law. In addition, at least one member of the Committee shall have accounting or related financial management expertise (as such qualification may be interpreted by the Board) and at least one member shall qualify as a
       "financial expert" as such term is defined by the United States Securities and Exchange Commission (the
       "SEC"). The Committee and the Board, by resolution, may from time to time establish such additional standards for Committee members as they deem appropriate.

                                                      A-1

C.     RESPONSIBILITIES AND PROCESSES

       The Committee's role is one of oversight, in reliance, without further independent verification, on the information provided by the Company's management and its Independent Auditor. The Committee recognizes that management is responsible for preparing the Company's financial statements and that the Independent
       Auditor is responsible for auditing those financial statements. Consequently, in carrying out its responsibilities and duties, the Committee shall not provide any expert or special assurances as to the
       Company's financial statements or any professional certification as to the work of the Independent
       Auditor.

       The following shall be the recurring processes of the Committee in carrying out its purposes. The
       Committee may supplement or diverge from these processes or perform any other activities consistent with this Charter, the Company's Bylaws and Applicable Law, as the Committee or the Board may deem necessary or appropriate. The Committee shall meet four times per year, or more frequently as circumstances require. The Committee shall report to the Board regularly on its deliberations and actions, and may ask members of management or others to attend any meeting of the Committee and to provide such information as the Committee may deem pertinent.

       The Committee shall have responsibility for:

       1.  The appointment, compensation, retention, oversight and termination of the Independent Auditor, including a review of the Independent Auditor's qualifications and independence

           •    annually select and, subject to ratification by the shareholders, appoint the Independent
                Auditor;

           •    at least annually evaluate the performance of the Independent Auditor, who shall report directly to the Committee, and the performance of the lead audit partner;

           •    pre-approve all audit and permitted non-audit services to be performed by the Independent
                Auditor (subject to applicable regulations on waiver of pre-approval);

           •    at least annually, assess the independence of the Independent Auditor based upon, among other information, a written statement from such auditor identifying all relationships between it and the Company and upon dialogue with such auditor concerning the impact of those relationships on the auditor's objectivity and independence;

           •    at least annually, obtain and review a report of the Independent Auditor describing: the firm's internal quality control procedures; and any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

           •    as needed, review the compensation of the Independent Auditor; and

           •    as needed, based upon the Committee's evaluation of the relevant facts and circumstances, terminate the engagement of the Independent Auditor and select its replacement or, if the
                Independent Auditor should resign at any time, then evaluate the circumstances and determine an appropriate response, including either the re-engagement of such auditor or the engagement of another.

       2. Reviewing the quality and integrity of:

          a.  the Company's financial statements and financial reporting process

              •   review and discuss with management and the Independent Auditor the Company's annual audited financial statements, including: the Company's disclosures under "Management's Discussion and
                  Analysis of Financial Condition and Results of Operations"; and significant issues regarding accounting, auditing and financial reporting principles and practices, and the adequacy and effectiveness of the Company's internal accounting and financial controls;

              •   review and discuss with management and the Independent Auditor any analysis or report prepared by management, internal audit staff or the Independent Auditor relating to significant financial reporting

                                                      A-2

                  issues, including the quality and appropriateness of the Company's accounting principles as applied and significant judgments affecting the Company's financial reporting;

              •   in consultation with the Independent Auditor and internal audit staff, review the integrity and quality of the Company's financial reporting processes, both internal and external;

              •   review and discuss quarterly interim financial statements with management and the Independent
                  Auditor prior to the filing of the quarterly financial statements to be included in the
                  Company's quarterly reports filed with the SEC including the Company's disclosures under
                  "Management's Discussion and Analysis of Financial Condition and Results of Operations";

              •   discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

              •   prepare and submit any report required of the Audit Committee by the rules of the SEC; and

              •   review information included in the Company's annual proxy and other required filings with the
                  SEC as it relates to accounting, auditing and financial reporting matters or the Company's relationship with the Independent Auditor.

          b.  the Company's systems of internal accounting and financial control

              •   meet periodically with management to (i) discuss policies with respect to risk assessment and risk management and (ii) review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

              •   review major changes to the Company's financial reporting, auditing and accounting principles and practices as suggested by the Independent Auditor, internal audit staff or management;
                  and

              •   meet at least four times annually with each of the chief financial officer, the senior internal auditing executive and the Independent Auditor in separate executive sessions to discuss any matters regarding the quality and adequacy of the Company's internal accounting and financial controls that the Committee, management or the Independent Auditor believe should be discussed confidentially.

          c.  the annual independent audit of the consolidated financial statements of the Company and its subsidiaries

              •   meet with the Independent Auditor prior to the annual audit to review the scope, planning and timing thereof;

              •   review and discuss with the Independent Auditor any reports required under generally accepted auditing standards to be provided by it to the Committee;

              •   periodically review and discuss with the Independent Auditor, out of the presence of management: the Company's internal controls; the Independent Auditor's recommendations, if any, for improvements in such controls and the implementation of those recommendations; the completeness and accuracy of the Company's financial statements; and any other matters required to be discussed with the Audit Committee by any applicable Statement of Audit
                  Standards;

              •   review and discuss with the Independent Auditor the Company's compliance with applicable standards established by the Financial Accounting Standard Board, the SEC, the NYSE and any
                  other entity with jurisdiction over the Company or its subsidiaries;

              •   review with the Independent Auditor any management letter provided by it to the Company, the
                  Company's response thereto and any problems or difficulties encountered during the audit; and

              •   set clear hiring policies for employees and former employees of the Independent Auditor.

                                                      A-3

          d.  the Company's internal auditing and accounting processes

              •   review and approve the charter for the Company's internal audit department;

              •   review with the Company's senior internal audit executive the scope and results of the
                  Company's internal audit activity and periodic summaries of significant audit findings, and receive such officer's status updates relative to the annual audit plan;

              •   discuss annually with the Company's senior internal audit executive the annual audit plan, internal audit costs, adequacy of staffing and coordination with the Independent Auditor; and

              •   review the appointment and performance of the Company's senior internal audit executive.

         e.   the Company's legal and regulatory compliance and ethics programs as established by management and the Board

              •   receive reports from management, the Company's senior compliance officer, the Company's senior internal audit executive and the Independent Auditor concerning compliance by the
                  Company and its subsidiaries with applicable laws and regulations and the Company's Code of
                  Conduct;

              •   establish procedures for the receipt, retention and treatment of complaints received by the
                  Company regarding accounting, internal accounting controls or auditing matters;

              •   establish procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

              •   review with the Company's general counsel such legal and regulatory matters as may have a material impact on the Company's financial statements or the Company's compliance policies.

D.     PERFORMANCE EVALUATION

       The Committee shall annually review its own performance.

                                                      A-4

Toll-Free Information Line:

If you would like to talk to a customer service representative, please call Phoenix Shareholder Services toll-free for shareholders in the United States, Puerto Rico, Canada and the Virgin Islands at 1-800-490-4258,
Monday through Friday, 9:00 a.m. through 5:00 p.m., Eastern time.

Written Correspondence:

Mail to:

Phoenix Shareholder Services
P.O. Box 43076
Providence, Rhode Island 02940-3076

E-mail: phoenix@equiserve.com

Web site: PhoenixWealthManagement.com

(All URLs referred to in this proxy statement are intended to be inactive textual references only. They are not intended to be active hyperlinks to any Web site. The information on any Web site which might be accessible through a hyperlink resulting from this or any other URL referenced in this proxy statement, is not intended to be part of this proxy statement and is not incorporated herein by reference.)

                                          The Phoenix Companies, Inc.
                                        One American Row, P.O. Box 5056
                                    Hartford, Connecticut 06102-5056 U.S.A.

CC6B

                                               ADMISSION TICKET

                                          The Phoenix Companies, Inc.

                                      2004 Annual Meeting of Shareholders

                                           Thursday, April 29, 2004

                                                 10:00 a.m. at

                                               10 Krey Boulevard

                                           East Greenbush, New York

                          Please retain this portion of the Proxy Card if you wish to attend the Annual Meeting of Shareholders in person.

                  You must present this portion of the Proxy Card at the door for admission.

                              Seating will be on a first-come, first-served basis

                         and you may be asked to present valid picture identification before being admitted. Cameras, recording equipment and other electronic devices will not be permitted at the meeting.

                                               ADMISSION TICKET

                                                  DETACH HERE
---------------------------------------------------------------------------------------------------------------

                                                     PROXY

                                          THE PHOENIX COMPANIES, INC.

                          Proxy for Annual Meeting of Shareholders on April 29, 2004

P                         This proxy is solicited on behalf of the Board of Directors
R
O       The undersigned hereby appoints John H. Beers, Carole A. Masters and Tracy L. Rich, or any of them,
X       each with full powers of substitution, as proxies of the undersigned, to attend the Annual Meeting of
Y       Shareholders of The Phoenix Companies, Inc. to be held on April 29, 2004, at 10:00 a.m. Eastern time, and at any adjournment or postponement thereof, and to vote, on the items set forth on the reverse side, the number of shares the undersigned would be entitled to vote if personally present.

        If shares of The Phoenix Companies, Inc. common stock are issued to or held for the account of the undersigned under any employee plan and voting rights attach to such shares (any of such plans, a
        "Voting Plan"), then the undersigned hereby directs the respective fiduciary of each applicable Voting
        Plan to vote all shares of The Phoenix Companies, Inc. common stock in the undersigned's name and/or account under such Voting Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournment or postponement thereof, on all matters properly coming before the Annual
        Meeting, including but not limited to the matters set forth on the reverse side.

        THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL
        BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2. THIS PROXY WILL ALSO BE VOTED IN
        THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS (OR, IN THE CASE OF A VOTING PLAN, WILL BE VOTED IN
        THE DISCRETION OF THE PLAN TRUSTEE OR ADMINISTRATOR) AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
        ADJOURNMENT OR POSTPONEMENT THEREOF.

        PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY USING THE ENCLOSED POSTAGE-PAID
        ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET.

                                (Continued and to be signed on the reverse side)

[LOGO OMITTED]

THE PHOENIX COMPANIES, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8635
EDISON, NJ 08818-9226

                                          THE PHOENIX COMPANIES, INC.

                           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS — APRIL 29, 2004

The Phoenix Companies, Inc. Annual Meeting of Shareholders will be held on Thursday, April 29, 2004 at 10:00
a.m. at our offices at 10 Krey Boulevard, East Greenbush, New York 12144. Only shareholders of record at the close of business on March 5, 2004 will be entitled to vote at the meeting.

                                                                             By Order of the Board of Directors

                                                                             /s/ John H. Beers
                                                                             John H. Beers, Secretary

                                    [____________________________________]

                                Your vote is important. Please vote immediately
                                    by returning the proxy card below, or:

___________________________________________________         ___________________________________________________

   Vote-by-Internet                                            Vote-by-Telephone

   Log on to the Internet and go to [COMPUTER]         OR      Call toll-free                  [TELEPHONE]
   http://www.eproxyvote.com/pnx                               1-877-PRX-VOTE (1-877-779-8683)
___________________________________________________         ___________________________________________________

              If you vote over the Internet or by telephone, please do not mail your proxy card.

                           DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
---------------------------------------------------------------------------------------------------------------

----- Please mark                                                                            |      9849
  X   votes as in                                                                            |____
----- this example.

---------------------------------
   THE PHOENIX COMPANIES, INC.
---------------------------------

1. Election of                     Director Nominees:      2. Ratification of the         FOR  AGAINST  ABSTAIN
   Directors.                      ------------------         appointment of              [_]    [_]      [_]
                                                              PricewaterhouseCoopers
        [_] FOR      [_] WITHHELD  01. Jean S. Blackwell      LLP as independent auditor.
            ALL          FROM ALL  02. Arthur P. Byrne
            NOMINEES     NOMINEES  03. Ann Maynard Gray
                                   04. Dona D. Young

[_] ________________________________________
    For all nominees except as written above

                                           If you plan to attend the Annual Meeting, please check this box. [_]

                                           If an address change or comment has been noted on the            [_]
                                           reverse side of this card, please check this box.

                                           Please sign this proxy exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

                                           Please see reverse side.

Signature: _________________________  Date: __________ Signature:  _________________________  Date: __________